UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 22, 2026

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 587-9898

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value, $.001 Per Share	PESI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01 – Other Events.

On September 22, 2026, Perma-Fix Environmental Services, Inc. (the “Company”) filed a Current Report on Form 8-K that included as Exhibit 99.1 the Company’s “Investor Presentation, September 2026” (the “Original Presentation”). The Company is filing this Current Report on Form 8-K/A to provide a revised version of that presentation (the “Revised Presentation”), which is attached to this Report as Exhibit 99.1 and incorporated herein by reference.

The Revised Presentation revises the Company’s presentation of the Direct-Feed Low-Activity Waste (“DFLAW”) program on slides 9 and 16. Following investor inquiries, the Company concluded that the Original Presentation did not adequately portray the values it was intended to present. Slide 9 now states that the Company continues to reference the U.S. Department of Energy’s (“DOE”) estimate of 8,000 cubic meters of effluent generated annually at the site, which the Company estimates would equate to approximately $70 million in annual DFLAW-related revenue at full operation, that DOE has not revised that estimate, and that timing depends on how quickly DFLAW ramps toward design capacity.

On slide 16, the DFLAW lines have been revised to present combined DFLAW waste (Effluent Management Facility (“EMF”) effluent and dry waste) of approximately 4,000 cubic meters, estimated at approximately $35 million of annual revenue, based on an assumption that DFLAW reaches 50% of production capacity in 2027. The DFLAW - EMF line is a component of that amount and is not additive, and production levels at DFLAW could vary and are not known at this time. The 200 East lines have been combined, and the initial 200 East amount has been revised to approximately $28.8 million to reflect a consistent pricing assumption across the volumes shown. The table states that revenue assumes base rate pricing for standard waste, with waste having higher organics, metals or radioactivity carrying higher pricing. As revised, the 2028 illustrative run rate shown on slide 16 is approximately $97.4 million.

The Revised Presentation supersedes the Original Presentation and is posted to the Company’s website.

The Revised Presentation contains forward-looking statements, which are subject to the cautionary statements included in the Revised Presentation and the risk factors described in the Company’s filings with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

99.1	Perma-Fix Environmental Services, Inc. Investor Presentation, September 2026 (Revised).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2026

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By:	/s/ Ben Naccarato
Ben Naccarato
Executive Vice President and
Chief Financial Officer

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